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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549
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                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934
                          ---------------------------------

Date of Report (Date of earliest event reported) October 5, 1999
                                                 ---------------

                                  STOCKUP.COM, INC.
                (Exact name of registrant as specified in its charter)

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                                        Nevada
                    (State or other jurisdiction of incorporation)


        000-26975                                        88-0417949
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(Commission File Number)                     (IRS Employer Identification No.)


333 N. Rancho, Suite 900, Las Vegas, NV                            89106
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (702) 648-6400
                                                    --------------

                                         N/A
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            (Former name or former address, if changed since last report)


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ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

     On September 23, 1999, Mr. Steven Liebowitz tendered his resignation to the Registrant from his positions of Executive Vice President, Site Director and Director. No successor to these positions has been named. Mr. Liebowitz did not provide a reason to company management for his resignation, including, but not limited to a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Leibowitz' letter of resignation is included herewith.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    October 6, 1999               STOCKUP.COM, INC.



                                        /s/  Michael S. Calderone
                                        -------------------------
                                   By:  Michael S. Calderone
                                   Its: President and Director


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September 23, 1999



Mr. Michael Calderone
StockUp.com, Inc.
333 North Rancho Drive
Las Vegas, Nevada 89106

Re: Resignation and Cessation of Duties at StockUp.com

Please be advised that effective as of 9/20/99, I am resigning from my position and voluntarily ending my employment at StockUp.com. As such, I can no longer serve on the Board of Directors and ask that you file an amendment to the Registration Statement (10SG12B) stating that I am no longer associated with StockUp.com.

Steve Liebowitz


/s/ Steve Liebowitz
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cc:  Jennifer Bowes